UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 25, 2021

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BOXL	Nasdaq Capital Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2021, Boxlight Corporation (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1.	Election of Directors.

All of the following seven nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successor have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Michael Pope	10,295,130	-	256,707	15,996,380
James Mark Elliot	10,122,536	-	429,301	15,996,380
Tiffany Kuo	10,218,597	-	333,240	15,996,380
Rudolph F. Crew	9,226,917	-	1,324,920	15,996,380
R. Wayne Jackson	10,196,266	-	355,571	15,996,380
Dale Strang	9,318,316	-	1,233,521	15,996,380
Charles P. Amos	9,985,579	-	566,258	15,996,380

2.	Ratification of the Company’s Independent Auditors.

Stockholders ratified the appointment of Dixon Hughes Goodman, LLP as the independent auditors for the fiscal year ended December 31, 2021, in accordance with the voting results below.

For	Against	Abstain	Broker Non-Votes
26,140,095	232,108	176,014	-

3.	Adoption of the Boxlight Corporation 2021 Equity Incentive Plan and Authorization for Issuance of Class A Common Stock.

Stockholders adopted a new equity incentive plan, the Boxlight Corporation 2021 Equity Incentive Plan (the “Plan”) and authorized for issuance a total of 5,000,000 shares of Class A Common Stock pursuant to the terms of the Plan.

For	Against	Abstain	Broker Non-Votes
7,845,968	2,557,622	148,247	15,996,380

4.	Approval of the Company’s Executive Compensation.

Stockholders approved (on an advisory basis) the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
8,679,868	1,198,443	673,526	15,996,380

5.	Ratification and Approval of Acquisition of Sahara Holdings Ltd.

Stockholders ratified and approved the acquisition of 100% of the share capital of Sahara Holdings Ltd., which shall include, without limitation, (a) approval of the potential issuance upon conversion of shares of Preferred Stock in partial consideration for the acquisition that may result in the issuance of an excess of 20% of the Company’s Class A Common Stock, and (b) the ratification of the redemption of the Series B preferred stock and the conversion of the Series C preferred stock into Class A Common Stock.

For	Against	Abstain	Broker Non-Votes
9,643,580	781,095	127,162	15,996,380

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2021

BOXLIGHT CORPORATION

By:	/s/ Michael Pope
Name:	Michael Pope
Title:	Chief Executive Officer